Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES STRONGEST YEAR

IN COMPANY HISTORY AND REPORTS Q4 2004 GAAP EARNINGS OF $0.26

Total Client Assets Top $100 Billion Mark

•	Generated full-year 2004 GAAP earnings of $1.01 per share on net income of $389.1 million

•	Reported fourth quarter GAAP earnings of $0.26 per share on net income of $98.4 million

•	Reported Total Daily Average Revenue Trades of 136,100 in Q4, an increase of 40 percent over Q304 and a decline of 3 percent year over year

•	Increased margin debt 10 percent to $2.2 billion at quarter end from $2.0 billion at the end of the third quarter and $1.8 billion a year ago or 27 percent

•	Improved bank spread to 220 basis points from 213 basis points in Q304 and 169 basis points in Q403

New York, January 26, 2005 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its fourth quarter ended December 31, 2004, reporting net income of $98.4 million, or $0.26 per diluted share, compared to net income of $107.5 million, or $0.27 per share, in the same quarter a year ago. The reported fourth quarter earnings per share include a $0.02 benefit from a lower corporate tax rate. Net revenue for the fourth quarter totaled $409.5 million, a 21 percent increase over the prior quarter and a 10 percent increase over the year ago period.

For the year ending December 31, 2004, E*TRADE FINANCIAL reported earnings of $1.01 per share on net income of $389.1 million compared to $0.55 per share and net income of $203.0 million in 2003. Total assets/deposits in customer accounts reached a record level of $100.4 billion at year-end – an increase of 20 percent sequentially and 21 percent year over year.

“In 2004, we proved that you can increase profitability and earnings, while sharing the rewards of financial success with customers,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “Our record-breaking year continues to validate the strength of our model and underscores our commitment to passing on unique advantages to customers. In 2005, we intend to deliver continued value to our customers and shareholders by enhancing our customer segmentation and increasing integration.”

(more)

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Other selected highlights from the fourth quarter of 2004:

•	Added 61,000 net new brokerage accounts

•	Generated a record-setting consolidated operating margin(1) of 31 percent

•	Expanded E*TRADE FINANCIAL Center locations to include Palo Alto, CA and Washington, D.C.

•	Repurchased approximately 4 million outstanding shares for $56 million at a weighted average price of $13.86 per share

•	Announced an additional $200 million repurchase program in December

Historical monthly metric data from January 2003 to December 2004 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2005 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Financial Statements

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	December 31, 2004	September 30, 2004	December 31, 2003
Brokerage revenues:
Commissions	$94,148	$64,005	$97,915
Principal transactions	67,074	48,212	64,822
Other brokerage-related revenues	43,131	35,600	44,232
Brokerage interest income	49,531	42,871	38,308
Brokerage interest expense	(6,475)	(4,795)	(3,473)

Net brokerage revenues	247,409	185,893	241,804

Banking revenues:
Banking interest income	273,658	250,141	202,996
Banking interest expense	(134,364)	(124,057)	(119,056)
Provision for loan losses	(12,420)	(9,145)	(12,374)
Gain on sales of originated loans	10,069	12,917	20,739
Gain on sales of loans held-for-sale and securities, net	15,792	13,108	28,287
Other banking-related revenues	9,377	8,280	8,874

Net banking revenues	162,112	151,244	129,466

Total net revenues	409,521	337,137	371,270

Expenses excluding interest:
Compensation and benefits	95,562	87,264	98,361
Occupancy and equipment	19,954	19,176	20,162
Communications	18,559	18,465	21,568
Professional services	23,425	17,365	13,296
Commissions, clearance and floor brokerage	40,067	30,894	41,193
Advertising and market development	16,614	10,232	11,514
Servicing and other banking expenses	9,946	9,129	7,749
Fair value adjustments of financial derivatives	518	(696)	(398)
Depreciation and amortization	21,027	20,757	20,651
Amortization of other intangibles	6,932	6,271	9,779
Facility restructuring and other exit charges	2,799	(231)	8,855
Acquisition-related expenses	62	62	(997)
Other	28,942	18,682	22,421

Total expenses excluding interest	284,407	237,370	274,154

Income before other income, income taxes and discontinued operations	125,114	99,767	97,116

Other income:
Corporate interest income	1,937	1,698	1,569
Corporate interest expense	(11,774)	(11,873)	(11,319)
Gain on sale and impairment of investments	20,597	47,229	85,326
Loss on early extinguishment of debt	—	(18,615)	—
Equity in income of investments and venture funds	1,262	142	3,333

Total other income	12,022	18,581	78,909

Income before income taxes and discontinued operations	137,136	118,348	176,025
Income tax expense	38,623	38,464	67,141
Minority interest in subsidiaries	17	47	28

Income from continuing operations	98,496	79,837	108,856
Discontinued operations, net of tax:
Loss from discontinued operations	(74)	(727)	(1,401)
Gain on disposal of discontinued operations	—	164	—

Net loss from discontinued operations	(74)	(563)	(1,401)

Net income	$98,422	$79,274	$107,455

Basic income per share from continuing operations	$0.27	$0.21	$0.30
Basic loss per share from discontinued operations	(0.00)	(0.00)	(0.00)

Basic net income per share	$0.27	$0.21	$0.30

Diluted income per share from continuing operations	$0.26	$0.21	$0.27
Diluted loss per share from discontinued operations	(0.00)	(0.00)	(0.00)

Diluted net income per share	$0.26	$0.21	$0.27

Shares used in computation of per share data:
Basic	367,603	369,103	362,944
Diluted (2)	381,061	380,557	421,121

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Brokerage revenues:
Commissions	$94,148	$97,915	$349,539	$337,468
Principal transactions	67,074	64,822	252,162	229,846
Other brokerage-related revenues	43,131	44,232	163,686	177,682
Brokerage interest income	49,531	38,308	177,362	144,379
Brokerage interest expense	(6,475)	(3,473)	(18,524)	(10,305)

Net brokerage revenues	247,409	241,804	924,225	879,070

Banking revenues:
Banking interest income	273,658	202,996	968,411	748,527
Banking interest expense	(134,364)	(119,056)	(491,931)	(475,824)
Provision for loan losses	(12,420)	(12,374)	(38,121)	(38,523)
Gain on sales of originated loans	10,069	20,739	71,561	192,467
Gain on sales of loans held-for-sale and securities, net	15,792	28,287	57,853	97,261
Other banking-related revenues	9,377	8,874	35,988	35,821

Net banking revenues	162,112	129,466	603,761	559,729

Total net revenues	409,521	371,270	1,527,986	1,438,799

Expenses excluding interest:
Compensation and benefits	95,562	98,361	382,184	393,271
Occupancy and equipment	19,954	20,162	78,244	85,462
Communications	18,559	21,568	74,559	82,215
Professional services	23,425	13,296	70,826	57,461
Commissions, clearance and floor brokerage	40,067	41,193	156,814	151,318
Advertising and market development	16,614	11,514	65,673	60,880
Servicing and other banking expenses	9,946	7,749	36,525	38,352
Fair value adjustments of financial derivatives	518	(398)	(2,299)	15,338
Depreciation and amortization	21,027	20,651	82,853	89,506
Amortization of other intangibles	6,932	9,779	26,899	30,138
Facility restructuring and other exit charges	2,799	8,855	1,657	134,191
Acquisition-related expenses	62	(997)	248	1,859
Other	28,942	22,421	94,063	103,811

Total expenses excluding interest	284,407	274,154	1,068,246	1,243,802

Income before other income, income taxes and discontinued operations	125,114	97,116	459,740	194,997

Other income:
Corporate interest income	1,937	1,569	6,692	6,550
Corporate interest expense	(11,774)	(11,319)	(47,525)	(45,592)
Gain on sale and impairment of investments	20,597	85,326	128,103	147,967
Loss on early extinguishment of debt	—	—	(22,972)	—
Equity in income of investments and venture funds	1,262	3,333	4,468	9,132

Total other income	12,022	78,909	68,766	118,057

Income before income taxes and discontinued operations	137,136	176,025	528,506	313,054
Income tax expense	38,623	67,141	168,090	113,423
Minority interest in subsidiaries	17	28	893	(5,061)

Income from continuing operations	98,496	108,856	359,523	204,692
Discontinued operations, net of tax:
Loss from discontinued operations	(74)	(1,401)	(1,855)	(1,665)
Gain on disposal of discontinued operations	—	—	31,408	—

Net income (loss) from discontinued operations	(74)	(1,401)	29,553	(1,665)

Net income	$98,422	$107,455	$389,076	$203,027

Basic income per share from continuing operations	$0.27	$0.30	$0.98	$0.57
Basic income per share from discontinued operations	(0.00)	(0.00)	0.08	(0.00)

Basic net income per share	$0.27	$0.30	$1.06	$0.57

Diluted income per share from continuing operations	$0.26	$0.27	$0.94	$0.55
Diluted income per share from discontinued operations	(0.00)	(0.00)	0.07	(0.00)

Diluted net income per share	$0.26	$0.27	$1.01	$0.55

Shares used in computation of per share data:
Basic	367,603	362,944	366,586	358,320
Diluted (2)	381,061	421,121	405,389	367,361

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	December 31, 2004	September 30, 2004	December 31, 2003
ASSETS

Cash and equivalents	$939,906	$731,031	$921,364
Cash and investments required to be segregated under Federal or other regulations	724,026	716,643	1,644,605
Brokerage receivables, net	3,034,558	3,684,913	2,297,778
Trading securities	593,245	651,151	832,889
Available-for-sale mortgage-backed and investment securities	12,543,818	12,051,677	9,826,940
Other investments	46,269	41,431	49,272
Loans receivable, net	11,505,755	10,307,413	8,130,906
Loans held-for-sale, net	279,280	597,875	1,000,487
Property and equipment, net	302,291	287,111	287,097
Goodwill	395,043	408,187	392,845
Other intangibles, net	134,121	125,130	126,032
Other assets	555,175	734,162	539,001

Total assets	$31,053,487	$30,336,724	$26,049,216

LIABILITIES AND SHAREHOLDERS’ EQUITY

Brokerage payables	$3,618,902	$4,132,583	$3,696,225
Deposits	12,302,974	12,027,025	12,514,486
Securities sold under agreements to repurchase	9,896,872	9,044,660	5,283,609
Other borrowings by Bank subsidiary	1,760,732	1,617,072	1,203,554
Accounts payable, accrued and other liabilities	651,595	779,376	737,718
Convertible subordinated notes	185,165	185,165	695,330
Senior notes	400,452	400,000	—

Total liabilities	28,816,692	28,185,881	24,130,922

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at December 31, 2004, September 30, 2004 and December 31, 2003	—	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,302,801 at December 31, 2004, 1,326,125 at September 30, 2004 and 1,386,125 at December 31, 2003	13	13	14
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 369,623,604 at December 31, 2004, 372,295,993 at September 30, 2004 and 366,636,406 at December 31, 2003	3,696	3,723	3,666
Additional paid-in-capital	2,234,093	2,270,445	2,247,930
Deferred stock compensation	(18,419)	(16,889)	(12,874)
Retained earnings (deficit)	158,611	60,189	(230,465)
Accumulated other comprehensive loss	(141,199)	(166,638)	(89,977)

Total shareholders’ equity	2,236,795	2,150,843	1,918,294

Total liabilities and shareholders’ equity	$31,053,487	$30,336,724	$26,049,216

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Segment Reporting

	Three Months Ended December 31, 2004
	Brokerage	Banking	Elimination (3)	Total
	(in thousands)
Net revenues:
Commissions	$94,148	$—	$—	$94,148
Principal transactions	67,074	—	—	67,074
Interest income	49,531	273,658	—	323,189
Interest expense	(6,475)	(134,364)	—	(140,839)
Gain on sales of originated loans	—	10,069	—	10,069
Gain on sale of loans held-for-sale and securities, net	—	15,792	—	15,792
Provision for loan losses	—	(12,420)	—	(12,420)
Other revenues	57,925	9,377	(14,794)	52,508

Net revenues	262,203	162,112	(14,794)	409,521

Expenses excluding interest:
Compensation and benefits	63,510	32,052	—	95,562
Occupancy and equipment	12,864	7,090	—	19,954
Communications	16,839	1,720	—	18,559
Professional services	16,600	6,825	—	23,425
Commissions, clearance and floor brokerage	40,060	7	—	40,067
Advertising and market development	12,409	18,999	(14,794)	16,614
Servicing and other banking expenses	—	9,946	—	9,946
Fair value adjustments of financial derivatives	—	518	—	518
Depreciation and amortization	16,545	4,482	—	21,027
Amortization of other intangibles	4,312	2,620	—	6,932
Facility restructuring and other exit charges	1,320	1,479	—	2,799
Acquisition-related expenses	—	62	—	62
Other	19,216	9,726	—	28,942

Total expenses excluding interest	203,675	95,526	(14,794)	284,407

Income before other corporate items	$58,528	$66,586	$—	$125,114

	Three Months Ended September 30, 2004
	Brokerage	Banking	Elimination (3)	Total
	(in thousands)
Net revenues:
Commissions	$64,005	$—	$—	$64,005
Principal transactions	48,212	—	—	48,212
Interest income	42,871	250,141	—	293,012
Interest expense	(4,795)	(124,057)	—	(128,852)
Gain on sales of originated loans	—	12,917	—	12,917
Gain on sale of loans held-for-sale and securities, net	—	13,108	—	13,108
Provision for loan losses	—	(9,145)	—	(9,145)
Other revenues	48,541	8,280	(12,941)	43,880

Net revenues	198,834	151,244	(12,941)	337,137

Expenses excluding interest:
Compensation and benefits	55,892	31,372	—	87,264
Occupancy and equipment	12,604	6,572	—	19,176
Communications	16,628	1,837	—	18,465
Professional services	10,820	6,545	—	17,365
Commissions, clearance and floor brokerage	30,890	4	—	30,894
Advertising and market development	5,376	17,797	(12,941)	10,232
Servicing and other banking expenses	—	9,129	—	9,129
Fair value adjustments of financial derivatives	—	(696)	—	(696)
Depreciation and amortization	16,313	4,444	—	20,757
Amortization of other intangibles	4,021	2,250	—	6,271
Facility restructuring and other exit charges	(227)	(4)	—	(231)
Acquisition-related expenses	—	62	—	62
Other	9,332	9,350	—	18,682

Total expenses excluding interest	161,649	88,662	(12,941)	237,370

Income before other corporate items	$37,185	$62,582	$—	$99,767

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

	Three Months Ended December 31, 2003
	Brokerage	Banking	Elimination (3)	Total
	(in thousands)
Net revenues:
Commissions	$97,915	$—	$—	$97,915
Principal transactions	64,822	—	—	64,822
Interest income	38,308	202,996	—	241,304
Interest expense	(3,473)	(119,056)	—	(122,529)
Gain on sales of originated loans	—	20,739	—	20,739
Gain on sale of loans held-for-sale and securities, net	—	28,287	—	28,287
Provision for loan losses	—	(12,374)	—	(12,374)
Other revenues	51,958	8,874	(7,726)	53,106

Net revenues	249,530	129,466	(7,726)	371,270

Expenses excluding interest:
Compensation and benefits	62,802	35,559	—	98,361
Occupancy and equipment	14,557	5,605	—	20,162
Communications	20,176	1,392	—	21,568
Professional services	6,704	6,592	—	13,296
Commissions, clearance and floor brokerage	41,186	7	—	41,193
Advertising and market development	4,594	14,646	(7,726)	11,514
Servicing and other banking expenses	207	7,542	—	7,749
Fair value adjustments of financial derivatives	—	(398)	—	(398)
Depreciation and amortization	15,521	5,130	—	20,651
Amortization of other intangibles	6,910	2,869	—	9,779
Facility restructuring and other exit charges	7,209	1,646	—	8,855
Acquisition-related expenses	471	(1,468)	—	(997)
Other	14,968	7,453	—	22,421

Total expenses excluding interest	195,305	86,575	(7,726)	274,154

Income before other corporate items	$54,225	$42,891	$—	$97,116

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Key Performance Metrics (4)

Corporate Metrics	Qtr ended 12/31/04	Qtr ended 9/30/04	Qtr ended 12/31/04 vs. Qtr ended 9/30/04	Qtr ended 12/31/03	Qtr ended 12/31/04 vs. Qtr ended 12/31/03

Operating margin%(1)
Consolidated	31%	30%	1%	26%	5%
Brokerage	22%	19%	3%	22%	0%
Bank	41%	41%	0%	33%	8%

Employees	3,320	3,325	0%	3,455	(4)%
Consultants and other	505	443	14%	314	61%

Total headcount	3,825	3,768	2%	3,769	1%

Revenue per headcount	$107,064	$89,474	20%	$98,506	9%

Revenue per compensation and benefits dollar	$4.29	$3.86	11%	$3.77	14%

Book value per share	$6.03	$5.76	5%	$5.21	16%
Tangible book value per share	$4.60	$4.33	6%	$3.73	23%

Cash & equivalents ($MM)	$939.9	$731.0	29%	$921.4	2%
Free cash ($MM)	$691.0	$713.0	(3)%	$649.6	6%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$98.5	$79.8	23%	$108.9	(10)%
Tax expense	38.6	38.5	0%	67.1	(42)%
Depreciation & amortization	28.0	27.0	3%	30.4	(8)%
Corporate interest expense	11.8	11.9	(1)%	11.3	4%

EBITDA	$176.9	$157.2	13%	$217.7	(19)%

Interest coverage	15.0	13.2	13%	19.2	(22)%

Active retail brokerage accounts	2,956,090	2,895,106	2%	2,848,625	4%
Active banking accounts	626,673	632,328	(1)%	638,345	(2)%

Total active accounts end of period	3,582,763	3,527,434	2%	3,486,970	3%

Total customer households end of period	2,739,071	2,703,373	1%	2,656,025	3%

Gross new accounts	203,809	166,868	N.M.	154,298	N.M.
Inactive accounts	(90,106)	(103,090)	N.M.	(105,214)	N.M.
Customer closed accounts	(58,374)	(65,051)	N.M.	(74,660)	N.M.

Net new accounts	55,329	(1,273)	N.M.	(25,576)	N.M.

Net new households	35,698	3,516	N.M.	(22,384)	N.M.
Total client assets in investing accounts ($B)	$88.1	$71.4	23%	$70.8	24%
Total deposits in banking accounts ($B)	12.3	12.0	2%	12.5	(2)%

Total assets / deposits in customer accounts ($B)	$100.4	$83.4	20%	$83.3	21%

Average assets per household	$36,669	$30,860	19%	$31,376	17%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Brokerage Metrics	Qtr ended 12/31/04	Qtr ended 9/30/04	Qtr ended 12/31/04 vs. Qtr ended 9/30/04	Qtr ended 12/31/03	Qtr ended 12/31/04 vs. Qtr ended 12/31/03
Trading days	63.5	64.0	N.M.	62.5	N.M.

Daily Average Revenue Trades (DARTs)
Total Retail	89,604	62,771	43%	91,972	(3)%
- US	76,955	53,050	45%	83,081	(7)%
- International	12,649	9,721	30%	8,891	42%
Professional	46,529	34,633	34%	48,154	(3)%

Total DARTs	136,133	97,404	40%	140,126	(3)%

Total revenue trades (MM)	8.6	6.2	39%	8.8	(1)%

Average commission per revenue trade	$10.89	$10.27	6%	$11.18	(3)%

Market Making
Equity shares traded (MM)	75,717	65,037	16%	26,190	189%
Average revenue capture per 1,000 equity shares	$0.318	$0.234	36%	$0.912	(65)%
% of Bulletin Board equity shares to total equity shares	93.9%	95.4%	(2)%	82.9%	11%

End of period margin debt ($B)	$2.24	$2.04	10%	$1.76	27%
Average margin debt ($B)	$2.09	$2.04	2%	$1.64	27%

Active retail brokerage accounts	2,956,090	2,895,106	2%	2,848,625	4%

Gross new brokerage accounts	161,737	105,870	N.M.	112,275	N.M.
Inactive accounts	(90,106)	(103,090)	N.M.	(105,214)	N.M.
Customer closed accounts	(10,647)	(8,814)	N.M.	(13,336)	N.M.

Net new brokerage accounts	60,984	(6,034)	N.M.	(6,275)	N.M.

New client assets ($MM)	$6,467	$2,717	138%	$3,266	98%
Client asset outflow from closed accounts ($MM)	(595)	(410)	(45)%	(400)	(49)%

Net new client assets ($MM)	$5,873	$2,307	155%	$2,867	105%

Total Client Assets ($B)
Security holdings	$53.5	$45.8	17%	$43.9	22%
Cash (including money market funds)	5.9	4.7	26%	6.2	(5)%
Unexercised options (vested)	28.7	20.9	37%	20.7	39%

Total client assets in investing accounts	$88.1	$71.4	23%	$70.8	24%

Total client assets per active account	$29,815	$24,662	21%	$24,861	20%

Unexercised options (unvested) ($B)	$20.1	$13.9	44%	$14.9	34%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Banking Metrics	Qtr ended 12/31/04	Qtr ended 9/30/04	Qtr ended 12/31/04 vs. Qtr ended 9/30/04	Qtr ended 12/31/03	Qtr ended 12/31/04 vs. Qtr ended 12/31/03
Gross new banking accounts	42,072	60,998	N.M.	42,023	N.M.
Inactive accounts	—	—	N.M.	—	N.M.
Customer closed accounts	(47,727)	(56,237)	N.M.	(61,324)	N.M.

Net new banking accounts	(5,655)	4,761	N.M.	(19,301)	N.M.

Direct mortgage originations ($B)	$0.7	$0.6	8%	$0.9	(26)%
Correspondent mortgage originations ($B)	$1.0	$0.6	59%	$1.2	(22)%
Consumer loan originations, incl HELOCs ($B)	$0.5	$0.6	(7)%	$0.7	(22)%
Acquired consumer loans ($B)	$1.0	$1.1	(10)%	$0.7	39%
Mortgage pipeline (end of period) ($B)	$0.2	$0.4	(41)%	$0.3	(24)%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$82	$41	100%	$276	(70)%
Trading securities	567	625	(9)%	821	(31)%
Investment securities, available-for-sale	3,367	3,251	4%	2,413	40%
Mortgage securities, available-for-sale	9,052	8,658	5%	7,157	26%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	7,634	6,468	18%	4,847	57%
- Consumer loans, net	4,151	4,437	(6)%	4,284	(3)%
- Other	—	—	N.M.	1	N.M.
Other assets	700	710	(1)%	587	19%

Total assets	$25,553	$24,190	6%	$20,386	25%

Bank Deposit Portfolio Detail ($MM)
Transaction accounts	$9,939	$9,448	5%	$8,988	11%
CDs	2,364	2,579	(8)%	3,527	(33)%

Total	$12,303	$12,027	2%	$12,514	(2)%
Bank interest rate spread (basis points)	220	213	3%	169	30%
Bank interest-earning assets, average ($MM)	$24,780	$23,091	7%	$19,095	30%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.27%	0.35%	(0.08)%	0.44%	(0.17)%

Provision as a % of average held-for-investment loans, net (annualized)	0.44%	0.37%	0.07%	0.65%	(0.21)%

Allowance as a % of total ending gross held-for-investment loans	0.41%	0.41%	0.00%	0.46%	(0.05)%

Total non-performing loans, net, as a % of total gross held-for-investment loans	0.17%	0.17%	0.00%	0.30%	(0.13)%

Total loan loss allowance as a % of total non-performing loans, net	239%	240%	(1)%	154%	85%
Tier 1 Capital Ratio (5)	5.83%	5.94%	(0.11)%	5.92%	(0.09)%
Risk Weighted Capital Ratio (5)	11.10%	11.24%	(0.14)%	11.30%	(0.20)%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

Activity in Allowance for Loan Losses

	Three Months Ending December 31, 2004
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 9/30/04	$13,039	$29,855	$42,894
Provision for loan losses	5,811	6,609	12,420
Charge-offs, net	(855)	(6,778)	(7,633)

Allowance for loan losses, ending 12/31/04	$17,995	$29,686	$47,681

Bank Average Balance Data

	Three Months Ended December 31, 2004			Three Months Ended December 31, 2003
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$11,678,476	$143,885	4.93%	$8,608,426	$101,423	4.71%
Interest-bearing deposits	40,510	198	1.94%	166,573	1,047	2.49%
Mortgage-backed and related available-for-sale securities	9,031,367	89,563	3.97%	7,151,508	70,315	3.93%
Available-for-sale investment securities	3,347,929	36,904	4.41%	2,303,438	24,247	4.21%
Investment in FHLB stock	99,802	932	3.71%	79,236	693	3.47%
Trading securities	581,458	4,546	3.13%	786,006	5,995	3.05%

Total interest-earning banking assets (6)	24,779,542	$276,028	4.45%	19,095,187	$203,720	4.27%

Non-interest-earning banking assets	497,512			761,853

Total banking assets	$25,277,054			$19,857,040

Interest-bearing banking liabilities:
Retail deposits	$11,834,734	$40,663	1.37%	$11,331,066	$58,496	2.05%
Brokered certificates of deposit	325,269	2,176	2.66%	243,210	1,742	2.84%
FHLB advances	1,664,272	16,457	3.87%	927,761	11,593	4.89%
Other borrowings	9,905,559	75,068	2.97%	5,798,868	47,225	3.19%

Total interest-bearing banking liabilities	23,729,834	$134,364	2.25%	18,300,905	$119,056	2.58%

Non-interest bearing banking liabilities	389,355			596,475

Total banking liabilities	24,119,189			18,897,380
Total banking shareholder’s equity	1,157,865			959,660

Total banking liabilities and shareholder’s equity	$25,277,054			$19,857,040

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$1,049,708			$794,282

Net interest spread		$141,664	2.20%		$84,664	1.69%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2004

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes consolidated operating margins, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Consolidated Operating Margin

Consolidated operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Brokerage and Bank is based on segment results. Our consolidated statements of operations contain a reconciliation of income before other income, income taxes and discontinued operations to net income.

Free Cash, EBITDA and Interest Coverage

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

Additionally, management utilizes EBITDA and interest coverage to measure business performance. EBITDA is defined as net income (loss) from continuing operations before corporate interest expense, taxes and depreciation & amortization. Interest coverage is defined as EBITDA divided by corporate interest expense.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1) Consolidated operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Brokerage and Bank is based on segment results.

(2) For the three months ended December 31, 2003 and for the twelve months ended December 31, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $ 7.2 million for the three months ended December 31, 2003, and $19.9 million for the twelve months ended December 31, 2004. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 45.4 million for the three months ended December 31, 2003 and 25.8 million for the twelve months ended December 31, 2004. For all other periods presented the ‘if converted’ method is not used as its effect would be anti-dilutive.

(3) Eliminates intercompany payment made by Bank to Brokerage related to Sweep Deposit Account (SDA) relationships, swept daily from Brokerage to Bank, which began in the third quarter of 2003. Under this relationship, Bank pays Brokerage a negotiated rate that approximates market on the average SDA balance. Bank reflects this payment as advertising and market development expense and Brokerage reflects this payment as other revenues.

(4) Amounts and percentages may not calculate due to rounding.

(5) Q404 estimate.

(6) Amounts include a taxable equivalent increase in interest income of $2.4 million and $0.7 million for the three months ended December 31, 2004 and 2003, respectively.